EXHIBIT 10.2

                                                                  EXECUTION COPY





                               LEVI STRAUSS & CO.

                SECOND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT



                  This SECOND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (this "Amendment") is dated as of July 26, 2002 and entered into by and among LEVI STRAUSS & CO., a Delaware corporation (the "Borrower"), each of THE UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES of the Borrower (each of such undersigned
Subsidiaries being a "Subsidiary Grantor" and collectively "Subsidiary Grantors") and BANK OF AMERICA, N.A., as Administrative Agent for and representative of (in such capacities herein called "Secured Party") the several financial institutions (the "Lenders") from time to time party to the Credit
Agreement referred to below and any Hedge Bank (as defined in the Credit Agreement referred to below), and is made with reference to that certain Pledge and Security Agreement dated as of February 1, 2001, as amended by First Amendment to Pledge and Security Agreement dated as of January 28, 2002 (the "Pledge and Security Agreement"), by and among the Borrower, the Subsidiary Grantors and each additional grantor that may become a party thereto after the date thereof in accordance with Section 21 thereof and Secured Party. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Pledge and Security Agreement.




                                 R E C I T A L S
                                 ---------------

                  WHEREAS, the Borrower and the Lenders have agreed to enter into that certain Third Amendment to Credit Agreement dated as of July 26, 2002 (the "Third Amendment"), to amend that certain Credit Agreement dated as of February 1, 2001, as amended by First Amendment to Credit Agreement dated as of July 11, 2001 and Second Amendment to Credit Agreement dated as of January 28, 2002 (the "Credit Agreement"), by and among the Borrower, the Lenders, the financial institutions party thereto as Co-Lead Arrangers and Joint Book Managers, the financial institution party thereto as Syndication Agent, the financial institution party thereto as Documentation Agent, and Bank of America, as Administrative Agent;

                  WHEREAS, the Borrower has informed the Lenders that FinServ has merged with and into Levi Strauss International Group Finance Coordination Services Comm V.A., a Belgian corporation ("LSIFCS");

                  WHEREAS, the definition of Secured Obligations under the Pledge and Security Agreement includes the obligations of FinServ under Hedge Bank Hedge Agreements and the parties wish to make clear that the obligations of LSIFCS under Hedge Bank Hedge Agreements are included in the definition of Secured Obligations;

                  NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and Secured Party to enter into the Third Amendment, each Grantor hereby agrees with Secured Party as follows:

                  Section 1.  AMENDMENT TO THE PLEDGE AND SECURITY  AGREEMENT

                  1.1  Amendment to Section 2:  Security for Obligations
                       -------------------------------------------------

         Sections 2(a) and (b) of the Pledge and Security Agreement are hereby amended to read in their entirety as follows:

                  "(a) with respect to the Borrower, all Obligations and liabilities of every nature of the Borrower now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents (other than the Hedge Bank Hedge Agreements) and, until the payment in full of all Obligations under the Credit Agreement and the other Loan Documents (other than the Hedge Bank Hedge Agreements), the cancellation or expiration of all Letters of Credit and the termination of the Commitments, all Obligations and liabilities of every nature of the Borrower, LSIFCS, each Subsidiary Grantor, and each Additional Grantor now or hereafter existing under or arising out of or in connection with any Hedge Bank Hedge Agreement,

                  "(b) with respect to each Subsidiary Grantor and Additional Grantor, all Obligations and liabilities of every nature of such Grantors now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty and, until the payment in full of all Obligations under the Credit Agreement and the other Loan Documents (other than the Hedge Bank Hedge Agreements), the cancellation or expiration of all Letters of Credit and the termination of the Commitments, all Obligations and liabilities of every nature of such Grantors now or hereafter existing under or arising out of or in connection with any Hedge Bank Hedge Agreement;"

                  1.2  Amendments to Exhibits
                       ----------------------

                  A. Exhibit I to the Pledge and Security Agreement is hereby deleted and Annex A to this Amendment substituted therefor.

                  B. Exhibit II to the Pledge and Security Agreement is hereby deleted and Annex B to this Amendment substituted therefor.

                  C. Exhibit III to the Pledge and Security Agreement is hereby deleted and Annex C to this Amendment substituted therefor.

                  Section 2.  REPRESENTATIONS AND WARRANTIES

                  Each Grantor represents and warrants that the following statements are true, correct and complete:

                  A. Organization and Powers. Such Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be reasonably likely to have a Material Adverse Effect and (iii) has all requisite power and authority (including, without limitation, all Governmental Authorizations) to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Pledge and Security Agreement as amended by this Amendment (the "Amended Agreement").

                  B. No Conflict. The execution and delivery of this Amendment and performance by such Grantor of the Amended Agreement is within such Grantor's powers, has been duly authorized by all necessary action, and do not
(i)  contravene  such  Grantor's  Constitutive   Documents,   (ii)  violate  any
Requirements of Law, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting such Grantor, any of its Subsidiaries or any of their properties or (iv) except for the Liens created or permitted under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of such Grantor or any of its Subsidiaries. Neither such Grantor nor any of its Subsidiaries is in violation of any such Requirements of Law or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a Material Adverse Effect.

                  C. Governmental Consents. No Governmental Authorization, and no other authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery, recordation or filing of this Amendment or the performance by such Grantor of the Amended Agreement.

                  D. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by such Grantor, and are, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

                  Section 3.  MISCELLANEOUS

                  A. Reference to and Effect on the Pledge and Security Agreement and the Other Loan Documents.

                  (i) On and after the date hereof, each reference in the Pledge and Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Pledge and Security Agreement, and each reference in the other Loan Documents to the "Pledge and Security Agreement", "thereunder", "thereof" or words of like import referring to the Pledge and Security Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Pledge and Security Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Secured Party or any Lender under, the Pledge and Security Agreement or any of the other Loan Documents.

                  B. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  C. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK) WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

                  D. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. This Amendment shall become effective upon the execution of a counterpart hereof by the Grantors and Secured Party.

                  IN WITNESS WHEREOF, the Grantors and Secured Party have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                                    LEVI STRAUSS & CO.



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Vice President and Treasurer




                                    BATTERY STREET ENTERPRISES, INC.



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer




                                    LEVI STRAUSS FINANCIAL CENTER
                                    CORPORATION



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer




                                    LEVI STRAUSS GLOBAL FULFILLMENT
                                    SERVICES, INC.



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer

                                    LEVI STRAUSS GLOBAL
                                    OPERATIONS, INC.



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer



                                    LEVI STRAUSS INTERNATIONAL



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer




                                    LEVI'S ONLY STORES, INC.



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer




                                    NF INDUSTRIES, INC.



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer




                                    LEVI STRAUSS INTERNATIONAL INC.



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer

                                    BANK OF AMERICA, N.A.
                                    As Administrative Agent, as Secured Party



                                    By:__________________________________
                                    Name:  Kathleen Carry
                                    Title: Vice President

                                     ANNEX A

                                                                    EXHIBIT I TO
                                                   PLEDGE AND SECURITY AGREEMENT
                                                   -----------------------------

                 [FORM OF GRANT OF TRADEMARK SECURITY INTEREST]

                      GRANT OF TRADEMARK SECURITY INTEREST


                  WHEREAS, [NAME OF GRANTOR], a ____________________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and


                  WHEREAS, Levi Strauss & Co., a Delaware corporation (the "Borrower"), has entered into a Credit Agreement dated as of February 1, 2001 (said Credit Agreement, as it may heretofore have been and as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined) with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "Lenders"), the financial institutions party thereto as Co-Lead Arrangers and Joint Book Managers, the financial institution party thereto as Syndication Agent, the financial institution party thereto as Documentation Agent, and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, "Secured Party") pursuant to which the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Borrower; and


                  WHEREAS, the Borrower, each other Loan Party, and Levi Strauss International Group Finance Coordination Services Comm V.A. may from time to time enter, or may from time to time have entered, into one or more Hedge Bank Hedge Agreements; and


                  WHEREAS, pursuant to the terms of a Pledge and Security Agreement dated as of February 1, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Trademark Collateral;


                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Trademark Collateral"):

                  (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including the trademarks listed in Schedule A) (collectively, the "Trademarks"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including the registrations and applications specifically identified in Schedule A) (the "Trademark Registrations"), all common law and other rights in and to the Trademarks in the United States and any state thereof and in foreign countries (the "Trademark Rights"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "Associated Goodwill"); and

                  (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term "proceeds" includes whatever is receivable or received when Trademark Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                  Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder or any of its rights or interests in other property to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under, any license, contract or agreement to which Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to the applicable Uniform Commercial Code or any other applicable law (including the Bankruptcy Code) or principles of equity) or any agreement permitted by Section 5.02(1) of the Credit Agreement prohibiting or conditioning the creation or assumption of any Lien upon its property or assets or such rights or interests; provided, that immediately upon the
                                         ---------
ineffectiveness, lapse or termination of any such provision, the Trademark Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

                  Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the __ day of _______, _____.


                                           [NAME OF GRANTOR]


                                           By:_____________________________
                                           Name:___________________________
                                           Title:__________________________

                                   SCHEDULE A

                                       TO

                      GRANT OF TRADEMARK SECURITY INTEREST





                                         United States
                                           Trademark                    Registration                   Registration
Registered Owner                          Description                      Number                          Date
----------------                          -----------                      ------                          ----







                                     A-A-1

                                     ANNEX B
                                     -------

                                                                   EXHIBIT II TO
                                                   PLEDGE AND SECURITY AGREEMENT
                                                   -----------------------------

                   [FORM OF GRANT OF PATENT SECURITY INTEREST]

                        GRANT OF PATENT SECURITY INTEREST


                  WHEREAS, [NAME OF GRANTOR], a ____________________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and


                  WHEREAS, Levi Strauss & Co., a Delaware corporation (the "Borrower"), has entered into a Credit Agreement dated as of February 1, 2001 (said Credit Agreement, as it may heretofore have been and as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined) with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "Lenders"), the financial institutions party thereto as Co-Lead Arrangers and Joint Book Managers, the financial institution party thereto as Syndication Agent, the financial institution party thereto as Documentation Agent, and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, "Secured Party"), pursuant to which the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Borrower; and


                  WHEREAS, the Borrower, each other Loan Party, and Levi Strauss International Group Finance Coordination Services Comm V.A., may from time to time enter, or may from time to time have entered, into one or more Hedge Agreements (collectively, the "Hedge Bank Hedge Agreements") with one or more Hedge Banks (as defined in the Credit Agreement); and


                  WHEREAS, pursuant to the terms of a Pledge and Security Agreement dated as of February 1, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Patent Collateral;


                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Patent Collateral"):

         (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including the patents and patent applications listed in Schedule A), all rights (but not obligations) corresponding thereto (including the right, exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements in the name of such Grantor or in the name of Secured Party or the Lenders) and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents");

         (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term "proceeds" includes whatever is receivable or received when Patent Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                  Notwithstanding anything herein to the contrary, in no event shall the Patent Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder or any of its rights or interests in other property to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under, any license, contract or agreement to which Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to the applicable Uniform Commercial Code or any other applicable law (including the Bankruptcy Code) or principles of equity) or any agreement permitted by Section 5.02(l) of the Credit Agreement prohibiting or conditioning the creation or assumption of any Lien upon its property or assets or such rights or interests; provided, that immediately upon the
                                         ---------
ineffectiveness, lapse or termination of any such provision, the Patent Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

                  Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ____________, _____.


                                              [NAME OF GRANTOR]


                                              By:_____________________________
                                              Name:___________________________
                                              Title:__________________________

                                   SCHEDULE A
                                       TO
                        GRANT OF PATENT SECURITY INTEREST




Patents Issued:
--------------





         Patent No.                    Issue Date                    Invention                    Inventor
         ----------                    ----------                    ---------                    --------




Patents Pending:
---------------



      Applicant's                 Date                Application
          Name                    Filed                 Number                Invention              Inventor
          ----                    -----                 ------                ---------              --------




                                     B-A-1

                                     ANNEX C
                                     -------

                                                                  EXHIBIT III TO
                                                   PLEDGE AND SECURITY AGREEMENT
                                                   -----------------------------

                 [FORM OF GRANT OF COPYRIGHT SECURITY INTEREST]

                      GRANT OF COPYRIGHT SECURITY INTEREST


                  WHEREAS, [NAME OF GRANTOR], a ____________________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and


                  WHEREAS, Levi Strauss & Co., a Delaware corporation (the "Borrower"), has entered into a Credit Agreement dated as of February 1, 2001 (said Credit Agreement, as it may heretofore have been and as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined) with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "Lenders"), the financial institutions party thereto as Co-Lead Arrangers and Joint Book Managers, the financial institution party thereto as Syndication Agent, the financial institution party thereto as Documentation Agent, and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, "Secured Party"), pursuant to which the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Borrower; and


                  WHEREAS, the Borrower, each other Loan Party, and Levi Strauss International Group Finance Coordination Services Comm V.A., may from time to time enter, or may from time to time have entered, into one or more Hedge Bank Hedge Agreements; and


                  WHEREAS, pursuant to the terms of a Pledge and Security Agreement dated as of February 1, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Copyright Collateral;


                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Copyright Collateral"):

         (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) under copyright in various published and unpublished works of authorship including computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings, and formulas owned by Grantor (including the works listed on Schedule A, as the same may be amended pursuant hereto from
                   ----------
         time   to   time)  (collectively,   the  "Copyrights"),  all  copyright
         registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including the registrations listed on  Schedule  A,  as  the
                                                           -----------
         same may be amended pursuant hereto from time to time) (collectively, the "Copyright Registrations"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "Copyright Rights"), including each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor), authored (as a work for hire for the benefit of Grantor), or acquired by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including the right to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right, exercisable only upon the occurrence during the continuation of an Event of Default, to sue for past, present and future infringements in the name of such Grantor or in the name of Secured Party or the Lenders; and

         (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term "proceeds" includes whatever is receivable or received when Copyright Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                  Notwithstanding anything herein to the contrary, in no event shall the Copyright Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder or any of its rights or interests in other property to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under, any license, contract or agreement to which Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to the applicable Uniform Commercial Code or any other applicable law (including the Bankruptcy Code) or principles of equity) or any agreement permitted by Section 5.02(1) of the Credit Agreement prohibiting or conditioning the creation or assumption of any Lien upon its property or assets or such rights or interests; provided, that immediately upon the
                                         --------
ineffectiveness,  lapse  or  termination  of  any  such provision, the Copyright

Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

                  Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

             [The remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the Grantors and Secured Party have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                    LEVI STRAUSS & CO.



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Vice President and Treasurer




                                    BATTERY STREET ENTERPRISES, INC.



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer




                                    LEVI STRAUSS FINANCIAL CENTER
                                    CORPORATION



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer

                                    LEVI STRAUSS GLOBAL FULFILLMENT
                                    SERVICES, INC.



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer




                                    LEVI STRAUSS GLOBAL
                                    OPERATIONS, INC.



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer




                                    LEVI STRAUSS INTERNATIONAL



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer




                                    LEVI'S ONLY STORES, INC.



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer

                                    NF INDUSTRIES, INC.



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer




                                    LEVI STRAUSS INTERNATIONAL, INC.



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer




                                    BANK OF AMERICA, N.A.
                                    As Administrative Agent, as Secured Party



                                    By:__________________________________
                                    Name:  Kathleen Carry
                                    Title: Vice President

                                    NF INDUSTRIES, INC.



                                    By:__________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer




                                    BANK OF AMERICA, N.A.,
                                    As Administrative Agent, as Secured Party



                                    By:__________________________________
                                    Name:  Kathleen Carry
                                    Title: Vice President

         IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ______ day of _______, _____.


                                           [NAME OF GRANTOR]


                                           By:_____________________________
                                           Name:___________________________
                                           Title:__________________________

                                   SCHEDULE A
                                       TO
                      GRANT OF COPYRIGHT SECURITY INTEREST


U.S. Copyrights:
---------------


Title             Registration No.  Date of Issue             Registered Owner
-----             ----------------  -------------             ----------------






Pending U.S. Copyright Registrations & Applications:
---------------------------------------------------

Title             Reference No.             Date of Application        Copyright Claimant
-----             -------------             -------------------        ------------------



                                     C-A-1